UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 5, 2008

ZAP
(Exact name of Registrant as specified in its charter)

California	001-32534	94-3210624
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

501 Fourth Street Santa Rosa, CA		95401
(Address of principal executive offices)		(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ZAP

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.02	Termination of a Material Definitive Agreement

On December 5, 2008, ZAP (the “Company”) executed a Settlement Agreement For the termination of the Senior Convertible Note.

The following description is a summary of the material terms and conditions of both the Note and the Settlement Agreement. The summary is not intended to be complete and it is qualified in its entirety by reference to the  Settlement Agreement included as Exhibits 10.1:

ZAP issued a Senior Convertible Note on May 8, 2008 for $475,000 plus interest to Al YOUSUF LLC.  Interest accrued at the greater of six (6%) per annum or 6 month libor plus two hundred fifty (250) basis points per annum. The note matured on November 8, 2008 with both principle and interest due in cash. The lender had the right to convert all or any part of the outstanding and unpaid principle and interest accrued but unpaid hereon amount of the Note into such number of duly authorized , validly issued, fully paid and non-assessable Conversion Shares as was determined in accordance with the terms of the Senior Convertible note.

Al YOUSUF LLC exercised their right of conversion on December 5, 2008 . The parties agreed to grant 2,140,974 shares of ZAP common stock to AL YOUSUF LLC as full payment for the principle amount of $475,000 plus interest.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Settlement Agreement by ZAP in favor of Al Yousuf LLC, dated December 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Date: December 9, 2008	By: /s/ Steven M. Schneider
Steven M. Schneider
Chief Executive Officer